Exhibit 23.10

    [Letterhead of Ryder Scott Company Petroleum Consultants]



                       ENGINEER'S CONSENT

     We consent to the reference to our appraisal for PennzEnergy
Company as of the years ended December 31, 1996, 1997 and 1998, incorporated herein by reference.



                               RYDER SCOTT COMPANY, L.P.
                               Ryder Scott Company, L.P.



Houston, Texas
March 6, 2000